Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 17:- SUBSEQUENT EVENTS

1.	On March 3, 2025, the Company entered into the Standby Equity Purchase Agreement (“Purchase Agreement”) with YA II PN, Ltd. (“YA”), pursuant to which YA has committed to purchase up to $10.0 million of ADSs, or the Commitment Amount, at our direction from time to time, subject to the restrictions and satisfaction of the conditions in the Purchase Agreement, during the period commencing on the date of execution of the Purchase Agreement until the earlier of (i) the 36-month anniversary of the date of execution of the Purchase Agreement, and (ii) YA’s purchase of the total Commitment Amount under the Purchase Agreement, such period the Commitment Period. Pursuant to the terms of the Purchase Agreement, the Company issued 28,784 ADSs (the “Commitment Shares”) to YA as consideration for its irrevocable commitment to purchase the Advance Shares under the Purchase Agreement. The Company filed a registration statement on Form F-1 to register the resale of up to 3,022,796 ADSs issuable to YA under the Purchase Agreement from time to time during the Commitment Period (including the Commitment Shares), subject to the restrictions and satisfaction of the conditions in the Purchase Agreement, if and when the Company determine to sell additional ADSs to YA under the Purchase Agreement. YA has no right to require us to sell any ADSs to YA, but YA is obligated to make purchases of the ADSs as directed by us, subject to the restrictions and satisfaction of conditions set forth in the Purchase Agreement upon receipt of a notice sent by the Company to YA setting forth the number of ADSs that the Company desire to issue and sell to YA, or an Advance Notice. The purchase price of the ADSs that the Company may direct YA to purchase from time to time under the Purchase Agreement will be equal to 97% of the lowest daily volume weighted average price (VWAP) during the three consecutive trading day period commencing on the date that the Company deliver any Advance Notice to YA. The Company have the right to set a floor price in the Advance Notice that sets a lower limit of the ADS price at which the Company are willing to sell ADSs to YA. On March 24, 2025, the Company delivered an Advance Notice for 31,746 ADSs and thereafter delivered the ADSs, and on March 27, 2025 the Company received gross proceeds of approximately $104.

2.	On March 24, 2025, we acquired a Polish shell company without any operations or net assets, Scinai Immunotherapeutics Spółka z ograniczoną odpowiedzialnością, for total consideration of $1 as to serve as our wholly-owned subsidiary in Poland and as an applicant for potential grants under programs established by the Polish government.

In March 2025, the Company signed an option agreement providing the Company with the exclusive right to acquire, subject to certain conditions being satisfied and the payment of certain sums, the Italian biotech company Pincell srl, which is developing PC111, a novel monoclonal antibody targeting severe dermatological conditions such as Pemphigus, Stevens-Johnson Syndrome (SJS), and Toxic Epidermal Necrolysis (TEN). Concurrently, the Company’s wholly owned Polish subsidiary submitted a €12 million non-dilutive grant application under the European Funds for a Modern Economy (FENG) program to fund ~ 80% of the costs of the next stage of PC111 development. PC111, which has received Orphan Drug Designation from the EMA for Pemphigus, is a fully human antibody with a non-immunosuppressive mechanism of action, addressing a significant unmet medical need in these life-threatening diseases.